UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21242

Nuveen Quality Preferred Income Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

High Current Income from a Portfolio of Investment-Grade Preferred Securities

Semi-Annual Report

June 30, 2009

Nuveen Quality Preferred Income Fund

JTP

Nuveen Quality Preferred Income Fund 2

JPS

Nuveen Quality Preferred Income Fund 3

JHP

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Chairman's
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

These Funds are sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal CapitalSM. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of each Fund for the six-month period ended June 30, 2009.

What was your management strategy during the period?

Over the first six months of 2009, the preferred securities markets in which the Funds primarily invest continued to be affected by the sub-prime mortgage crisis and general illiquidity in the credit markets. During the first quarter, the Funds sought to reduce the levels of their financial leverage by selling securities to raise cash for the redemption of FundPreferred shares issued by the Funds. In a very unfavorable market, our strategy was to sell issues that we felt would remain under continued credit pressure or that we thought were overvalued relative to other series. In general, we tried to sell the higher priced securities because we believed they would have less upside potential in a market recovery.

The institutional market (i.e., the $1000 par capital securities market) was extremely illiquid until April 2009. Consequently, rather than try to force sales in a market that was trading very thinly and often at what we thought were grossly undervalued levels, we chose instead to sell $25 par retail-oriented securities. These issues were fairly liquid through the period and proved to be a better source of funds for FundPreferred share redemptions than $1000 par capital securities. We also focused on the structural elements of the preferred securities we considered for possible sale, seeking where possible to remove severely stressed issues from the portfolios. We believed this would reduce income risk for the Funds and improve the likelihood that the holdings remaining in each Fund's portfolio would continue paying their dividends even if stressful conditions remained.

In addition, there were occasional opportunities to buy and trade for undervalued securities. For example, we switched from some $25 par sector holdings into the capital securities from the same issuer when that market began to show more liquidity in the spring. The objective was to trade for deeper discounts, which we believed would reduce the recovery risk while increasing current yield.

Nuveen Investments

  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

  Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

*  Six-month returns are cumulative; one-year and five-year returns are annualized.

1  The Barclays Capital Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.

Overall, we continued to favor trust preferreds because of their senior position in the issuing company's capital structure, and we believe we have the Funds positioned to potentially benefit from any value realized in their trust preferred security holdings.

How did the Funds perform over this six-month period?

The performance of JTP, JPS and JHP, as well as a comparative index and benchmark, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/09

	6-Month	1-Year	5-Year
JTP	17.27%	-34.96%	-8.65%
JPS	23.68%	-31.67%	-7.69%
JHP	26.76%	-30.29%	-7.70%
Barclays Capital Aggregate Bond Index[1]	1.91%	6.06%	5.02%
Comparative Benchmark[2]	7.18%	-11.46%	-1.64%

For the six-month period, all three Funds substantially outperformed the general market index and their benchmark. Much of this six-month outperformance can be attributed to generally improving market conditions. In June alone, the Barclays Capital Tier 1 Capital Securities Index (see footnote 2) closed up 5.05% and the Merrill Lynch Preferred Stock Hybrid Securities Index closed up 3.97%. The impact of these improving trends on the Funds' returns was magnified during this period by the Funds' use of financial leverage. By contrast, leverage had a generally detrimental effect on Fund returns during the generally negative market environment in the second half of 2008. (see p. 4 for more information on the Funds' capital structures and financial leverage).

Within this improving market environment, we were able to take advantage of several specific opportunities. In one case, we solicited a bid from a company for some of its preferred securities that the Funds held soon after that company closed a transaction exchanging some junior debt for senior debt. The company offered a bid for the Funds' holdings about 20 basis points above where the company's bonds were trading at the time.

As mentioned earlier, we switched between various $25 par series and from $25 par to capital securities of the same issuer in order to pick up income and reduce recovery risk. We also were able to purchase securities issued by non-financial and higher quality financial companies in both the secondary and IPO markets that proved to be undervalued due to temporary liquidity risk rather than credit concerns.

Continued ratings pressure from Standard & Poor's (S&P) and Moody's constrained this relative value switching. Despite the favorable balance sheet progress that many global banks made in the second quarter of 2009, there is still a ratings hangover in the preferred market. Moody's has announced it is contemplating substantial changes in its ratings approach for bank hybrids and preferred stock, which could result in material downgrades for some issue to below investment grade. Historically, Moody's has used banks' senior debt ratings as the "base" rating to assign ratings to hybrid securities. Senior debt ratings also have incorporated systemic support, such as government

Nuveen Investments

assistance. Under Moody's proposed ratings approach, the "base" rating will be the Bank Financial Strength Rating, adjusted for parental and cooperative support, but excluding systemic support like government backstops. Such systemic support is what has been keeping senior debt and deposit ratings up during the stressful market conditions we've experienced. These new "base" ratings would often be lower (sometimes much lower) than the old "base" ratings. For example, Moody's expects that 75% of hybrid ratings will come down by at least two notches, with as much as 35% going down four or more notches. S&P already had given the market an advance read on similar ratings changes proposals earlier in 2009.

The Funds' returns during the period were negatively impacted by the sale of some holdings to redeem FundPreferred securities, expecially in a very weak and challenging market during the first quarter of the year.

Recent Developments Regarding the Funds' Leveraged Capital Structures

Shortly after their inceptions, all three Funds issued FundPreferred shares to create financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional risk—especially when market conditions are unfavorable. For example, if the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return would be magnified by the use of leverage.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidty since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of these Funds from the auction failures is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Funds announced their intention to redeem most or all of their FundPreferred shares and retain their leveraged structure primarily through the use of borrowings. On June 10, 2009, the Funds announced their intention to redeem all of their remaining outstanding FundPreferred shares. These final redemptions are contingent on favorable market conditions and temporary relief from the Securities

Nuveen Investments

and Exchange Commission from certain technical regulatory provisions. The Fund cannot provide any assurance about if or when this regulatory relief might be granted and if or when these last outstanding FundPreferred shares might be redeemed.

As of June 30, 2009, the amount of FundPreferred shares redeemed, at par, by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original FundPreferred Shares
JTP	$375,125,000	85.3%
JPS	$670,000,000	83.8%
JHP	$147,900,000	89.1%

While the Funds' have announced their intention to redeem their remaining FundPreferred, the Funds cannot provide any assurance on when these outstanding shares might be redeemed.

Leveraging using borrowings offers common shareholders most of the same potential benefits and risks as leveraging with FundPreferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2009, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

All three Funds reduced their monthly distributions to common shareholders twice over the six-month reporting period. Some of the factors affecting these distributions are summarized below.

The Funds employed financial leverage through the use of FundPreferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Funds' net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Funds' total return.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of June 30, 2009, JTP and JHP had zero UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial statement purposes. JPS had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial statement purposes.

Nuveen Investments

The following table provides estimated information regarding each Fund's common share distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/09 (Common Shares)	JTP	JPS	JHP
Inception date	6/25/02	9/24/02	12/18/02
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.33	$0.39	$0.32
From realized capital gains	0.00	0.00	0.00
Tax return of capital	0.02	0.00	0.02
Total per share distribution	$0.35	$0.39	$0.34
Distribution rate on NAV	6.13%	6.33%	5.61%
Annualized total returns:
Six-Month (Cumulative on NAV)	17.27%	23.68%	26.76%
1-Year on NAV	-34.96%	-31.67%	-30.29%
5-Year on NAV	-8.65%	-7.69%	-7.70%
Since inception on NAV	-4.12%	-3.01%	-4.00%

Common Share Repurchases and Shares Price Information

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding common shares.

As of June 30, 2009, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying table.

Fund	6/30/09 +Premium/–Discount	Six-Month Average +Premium/–Discount
JTP	-3.33%	- 3.01%
JPS	+1.30%	-0.84%
JHP	-1.82%	-4.02%

Nuveen Investments

Fund Snapshot

Common Share Price	$5.52
Common Share Net Asset Value	$5.71
Premium/(Discount) to NAV	-3.33%
Current Distribution Rate[1]	11.30%
Net Assets Applicable to Common Shares ($000)	$369,003

Average Annual Total Return

(Inception 6/25/02)

	On Share Price	On NAV
6-Month (Cumulative)	22.76%	17.27%
1-Year	-31.87%	-34.96%
5-Year	-7.87%	-8.65%
Since Inception	-4.92%	-4.12%

Industries

(as a % of total investments)

Insurance	28.4%
Commercial Banks	25.2%
Real Estate/Mortgage	14.8%
Media	7.0%
Multi-Utilities	3.6%
Diversified Financial Services	3.4%
Capital Markets	3.1%
Short-Term Investments	2.2%
Other	12.3%

Top Five Issuers

(as a % of total investments)2

Firstar Realty LLC	4.0%
Viacom Inc.	3.5%
AgFirst Farm Credit Bank	3.3%
Comcast Corporation	3.2%
ING Groep N.V.	3.1%

JTP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund

  as of June 30, 2009

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

Nuveen Investments

JPS

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 2

  as of June 30, 2009

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

Fund Snapshot

Common Share Price	$6.24
Common Share Net Asset Value	$6.16
Premium/(Discount) to NAV	1.30%
Current Distribution Rate[1]	11.92%
Net Assets Applicable to Common Shares ($000)	$740,715

Average Annual Total Return

(Inception 9/24/02)

	On Share Price	On NAV
6-Month (Cumulative)	34.35%	23.68%
1-Year	-27.22%	-31.67%
5-Year	-5.79%	-7.69%
Since Inception	-3.19%	-3.01%

Industries

(as a % of total investments)

Commercial Banks	26.0%
Insurance	23.7%
Real Estate/Mortgage	13.7%
Media	6.2%
Diversified Financial Services	5.2%
Electric Utilities	4.8%
Capital Markets	4.3%
Short-Term Investments	2.0%
Other	14.1%

Top Five Issuers

(as a % of total investments)2

Wachovia Corporation	5.4%
ING Groep N.V.	3.8%
Aegon N.V.	3.4%
Entergy Corporation	3.4%
Deutsche Bank AG	3.2%

Nuveen Investments

Fund Snapshot

Common Share Price	$5.95
Common Share Net Asset Value	$6.06
Premium/(Discount) to NAV	-1.82%
Current Distribution Rate[1]	10.89%
Net Assets Applicable to Common Shares ($000)	$143,583

Average Annual Total Return

(Inception 12/18/02)

	On Share Price	On NAV
6-Month (Cumulative)	26.29%	26.76%
1-Year	-27.12%	-30.29%
5-Year	-6.46%	-7.70%
Since Inception	-4.66%	-4.00%

Industries

(as a % of total investments)

Insurance	29.4%
Commercial Banks	23.4%
Real Estate/Mortgage	17.5%
Electric Utilities	6.7%
Media	3.6%
Diversified Financial Services	3.5%
Short-Term Investments	4.0%
Other	11.9%

Top Five Issuers

(as a % of total investments)2

RenaissanceRe Holdings Limited	7.0%
Prudential PLC	4.2%
Public Storage, Inc.	4.0%
Zurich Financial Services	3.2%
Viacom Inc.	3.0%

JHP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 3

  as of June 30, 2009

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

Nuveen Investments

JTP

JPS

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTP		JPS
	Common and FundPreferred shares voting together as a class	FundPreferred shares voting together as a class	Common and FundPreferred shares voting together as a class	FundPreferred shares voting together as a class
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	50,922,589	—	96,728,611	—
Withhold	2,204,568	—	3,555,658	—
Total	53,127,157	—	100,284,269	—
Jack B. Evans
For	50,953,798	—	96,751,111	—
Withhold	2,173,359	—	3,533,158	—
Total	53,127,157	—	100,284,269	—
William C. Hunter
For	—	1,565	—	3,186
Withhold	—	51	—	321
Total	—	1,616	—	3,507
William J. Schneider
For	—	1,562	—	3,186
Withhold	—	54	—	321
Total	—	1,616	—	3,507

Nuveen Investments

JHP

Shareholder MEETING REPORT (continued)

	JHP
	Common and FundPreferred shares voting together as a class	FundPreferred shares voting together as a class
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	16,377,612	—
Withhold	983,444	—
Total	17,361,056	—
Jack B. Evans
For	16,378,117	—
Withhold	982,939	—
Total	17,361,056	—
William C. Hunter
For	—	408
Withhold	—	50
Total	—	458
William J. Schneider
For	—	408
Withhold	—	50
Total	—	458

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of INVESTMENTS

  June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 68.6% (55.2% of Total Investments)
	Capital Markets – 3.0%
70,400	Ameriprise Financial, Inc.	7.750%	A	$1,520,640
148,768	BNY Capital Trust V, Series F	5.950%	Aa3	3,341,329
70,076	Credit Suisse	7.900%	Aa3	1,572,505
241,721	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	4,346,144
10,967	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	192,032
	Total Capital Markets			10,972,650
	Commercial Banks – 6.8%
83,100	ASBC Capital I	7.625%	A3	1,592,196
153,016	Banco Santander Finance, 144A	6.800%	Aa3	2,960,860
12,939	Banco Santander Finance, 144A	6.500%	Aa3	232,902
84,500	Banesto Holdings, Series A, 144A	10.500%	A1	1,866,926
116,800	CoBank ACB, 144A	7.000%	N/R	3,637,269
46,000	CoBank ACB	0.000%	A	2,202,871
80,308	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,390,131
294,441	National City Capital Trust II	6.625%	A2	5,570,824
200,000	PFCI Capital Corporation	7.750%	A3	3,487,500
80,044	Royal Bank of Scotland Group PLC, Series N	6.350%	Ba2	856,471
71,918	Zions Capital Trust B	8.000%	Baa1	1,391,613
	Total Commercial Banks			25,189,563
	Diversified Financial Services – 3.8%
9,600	ING Groep N.V.	8.500%	A3	186,720
36,200	ING Groep N.V.	7.375%	A3	640,740
756,858	ING Groep N.V.	7.200%	A3	12,874,155
16,300	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	350,124
	Total Diversified Financial Services			14,051,739
	Diversified Telecommunication Services – 0.6%
13,300	BellSouth Capital Funding (CORTS)	7.120%	A	300,913
74,635	BellSouth Corporation (CORTS)	7.000%	A	1,683,952
6,594	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	151,926
	Total Diversified Telecommunication Services			2,136,791
	Electric Utilities – 2.9%
94,905	Entergy Louisiana LLC	7.600%	A-	2,396,351
66,000	Entergy Texas Inc.	7.875%	BBB+	1,662,540
64,925	FPL Group Capital Inc.	6.600%	A3	1,616,633
48,200	Georgia Power Company	6.000%	A	1,178,490
76,065	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	1,654,414
89,700	PPL Energy Supply LLC	7.000%	BBB	2,254,161
	Total Electric Utilities			10,762,589
	Food Products – 0.5%
29,900	Dairy Farmers of America Inc., 144A	7.875%	BBB-	1,984,613

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 21.9%
893,254	Aegon N.V.	6.375%	Baa1	$12,889,654
494,912	Arch Capital Group Limited	8.000%	BBB-	10,868,268
317,100	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	7,103,040
209,800	Delphi Financial Group, Inc.	8.000%	BBB+	3,843,536
229,800	Delphi Financial Group, Inc.	7.376%	BBB-	3,483,768
621,204	EverestRe Capital Trust II	6.200%	Baa1	12,361,960
224,620	Markel Corporation	7.500%	BBB	5,377,403
276,599	PartnerRe Limited, Series C	6.750%	BBB+	5,653,684
46,939	PartnerRe Limited, Series D	6.500%	BBB+	938,311
45,400	PLC Capital Trust III	7.500%	BBB	832,636
386,042	PLC Capital Trust IV	7.250%	BBB	7,593,446
4,200	PLC Capital Trust V	6.125%	BBB	68,880
166,360	Prudential PLC	6.750%	A-	3,044,388
255,702	RenaissanceRe Holdings Limited	6.600%	BBB+	4,983,632
64,600	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	1,324,946
14,300	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	255,970
	Total Insurance			80,623,522
	IT Services – 0.1%
20,900	Vertex Industries Inc. (PPLUS)	7.625%	A	511,214
	Media – 8.7%
15,500	CBS Corporation	7.250%	BBB-	281,325
128,441	CBS Corporation	6.750%	BBB-	2,195,057
618,684	Comcast Corporation	7.000%	BBB+	14,136,928
747,738	Viacom Inc.	6.850%	BBB	15,530,517
	Total Media			32,143,827
	Multi-Utilities – 4.4%
245,000	Dominion Resources Inc.	8.375%	BBB	6,223,000
396,642	Xcel Energy Inc.	7.600%	Baa2	10,046,942
	Total Multi-Utilities			16,269,942
	Oil, Gas & Consumable Fuels – 2.7%
477,470	Nexen Inc.	7.350%	BB+	9,792,910
	Pharmaceuticals – 0.2%
18,900	Bristol-Myers Squibb Company (CORTS)	6.250%	A+	438,480
6,500	Bristol-Myers Squibb Company Trust (CORTS)	6.800%	A+	161,980
	Total Pharmaceuticals			600,460
	Real Estate/Mortgage – 12.3%
25,433	Developers Diversified Realty Corporation	7.500%	Ba1	285,358
47,300	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	567,600
311,147	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	3,469,289
154,304	Duke Realty Corporation, Series L	6.600%	Baa2	2,059,958
31,000	Duke Realty Corporation, Series N	7.250%	Baa3	448,880
35,353	First Industrial Realty Trust, Inc., Series J	7.250%	Baa3	404,438
568,339	HRPT Properties Trust, Series B	8.750%	Baa3	10,184,635
13,800	Kimco Realty Corporation, Series F	6.650%	Baa2	246,330
541,987	Kimco Realty Corporation, Series G	7.750%	Baa2	11,192,032
92,378	Prologis Trust, Series G	6.750%	Baa3	1,514,999
4,800	Public Storage, Inc., Series E	6.750%	Baa1	96,192
107,100	Public Storage, Inc., Series Y	6.850%	Baa1	2,182,163
66,300	Realty Income Corporation	7.375%	Baa3	1,558,050
105,700	Realty Income Corporation, Series E	6.750%	Baa3	2,228,156
10,155	Regency Centers Corporation	7.250%	BBB-	193,554
165,282	Wachovia Preferred Funding Corporation	7.250%	B2	2,984,993

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
378,802	Weingarten Realty Investors, Series F	6.500%		Baa3	$5,920,675
100	Weingarten Realty Trust, Series E	6.950%		Baa1	1,666
	Total Real Estate/Mortgage				45,538,968
	Wireless Telecommunication Services – 0.7%
105,801	United States Cellular Corporation	8.750%		Baa2	2,522,296
	Total $25 Par (or similar) Preferred Securities (cost $321,180,269)				253,101,084
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 1.7% (1.4% of Total Investments)
	Commercial Banks – 1.7%
$8,600	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/27/49	A2	$6,148,123
$8,600	Total Corporate Bonds (cost $9,382,351)				6,148,123
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 48.2% (38.8% of Total Investments)
	Capital Markets – 0.9%
1,900	MUFG Capital Finance 2	4.850%	7/25/56	A2	$1,889,698
2,200	UBS Perferred Funding Trust I	8.622%	10/01/51	A1	1,567,020
	Total Capital Markets				3,456,718
	Commercial Banks – 22.8%
7,400	Abbey National Capital Trust I	8.963%	6/30/50	A2	5,820,744
18,600	AgFirst Farm Credit Bank	8.393%	12/15/16	A	13,550,452
2,500	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,215,713
1,500	BanPonce Trust I, Series A	8.327%	2/01/27	Baa2	883,437
6,900	Barclays Bank PLC, 144A	8.550%	6/15/15	A2	4,692,000
1,800	BBVA International Unipersonal	5.919%	4/18/58	Aa3	1,063,440
3,430	C.A. Preferred Funding Trust	7.000%	1/30/49	Aa3	2,606,800
1,500	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	834,035
3,500	Fulton Capital Trust I	6.290%	2/01/36	A3	1,819,839
11,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	12,259,656
3,000	HT1 Funding, GmbH	6.352%	6/30/57	Ba2	1,632,369
13,000	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A2	5,720,208
2,000	KeyCorp Capital III	7.750%	7/15/29	A3	1,579,692
6,400	Lloyd's Banking Group PLC	0.000%	10/01/49	B3	2,307,238
700	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	526,633
1,000	Popular North American Capital Trust I	6.564%	9/15/34	Baa2	534,486
17,500	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	10,536,733
7,100	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	BBB-	2,908,785
5,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	4,279,030
1,550	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,103,177
2,600	Standard Chartered PLC, 144A	6.409%	1/30/57	BBB	1,731,314
5,100	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A3	2,620,411
4,700	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	3,027,496
800	Union Bank of Norway	7.068%	11/19/49	A2	920,269
	Total Commercial Banks				84,173,957

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 0.4%
400	Bank One Capital III	8.750%	9/01/30	A1	$376,635
1,140	JPM Chase Capital XXV	6.800%	10/01/37	A1	983,200
	Total Diversified Financial Services				1,359,835
	Diversified Telecommunication Services – 2.5%
11	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	9,084,375
	Insurance – 13.5%
11,550	AXA S.A., 144A	6.463%	12/14/49	BBB+	7,287,634
5,500	Great West Life and Annuity Capital I	6.625%	11/15/34	A-	4,134,988
3,800	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A-	2,929,694
6,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	Baa2	4,205,880
2,000	MetLife Capital Trust IV	7.875%	12/15/37	Baa1	1,623,960
1,400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	763,192
4,100	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	2,427,438
6,500	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	3,194,646
7,400	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	4,588,000
3,200	Prudential Financial Inc.	8.875%	6/15/18	BBB+	2,659,811
2,000	Prudential PLC	6.500%	6/29/49	A-	1,285,000
22,000	XL Capital, Limited	6.500%	10/15/57	BBB-	10,793,310
5,000	ZFS Finance USA Trust V	6.500%	5/09/67	BBB+	3,700,000
	Total Insurance				49,593,553
	Real Estate – 6.0%
1,644	CBG Florida REIT Corporation	7.114%	11/15/49	CC	258,412
19	Firstar Realty LLC, 144A	8.875%	12/31/50	Aa3	18,115,311
5	Sovereign Real Estate Investment Trust	12.000%	10/31/50	BBB+	3,865,238
	Total Real Estate				22,238,961
	Road & Rail – 1.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	6,027,499
	Thrifts & Mortgage Finance – 0.5%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	A2	1,265,000
800	Onbank Capital Trust I	9.250%	2/01/27	A3	583,363
	Total Thrifts & Mortgage Finance				1,848,363
	Total Capital Preferred Securities (cost $275,623,644)				177,783,261
Shares	Description (1)				Value
	Investment Companies – 3.0% (2.4% of Total Investments)
315,548	Blackrock Preferred Income Strategies Fund				$2,467,585
415,561	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				4,359,235
352,012	John Hancock Preferred Income Fund III				4,389,590
	Total Investment Companies (cost $20,913,581)				11,216,410

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 2.7% (2.2% of Total Investments)
	U.S. Government and Agency Obligations – 1.0% (0.8% of Total Investments)
$2,000	U.S. Treasury Notes	3.625%	10/31/09	AAA	$2,022,658
1,500	U.S. Treasury Notes	3.125%	11/30/09	AAA	1,517,873
3,500	Total U.S. Government and Agency Obligations				3,540,531
	Repurchase Agreements – 1.7% (1.4% of Total Investments)
6,403	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $6,402,917, collateralized by $6,315,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $6,536,025	0.000%	7/01/09	N/A	6,402,917
	Total Short-Term Investments (cost $9,957,461)				9,943,448
	Total Investments (cost $637,057,306) – 124.2%				458,192,326
	Borrowings – (8.8)% (3), (4)				(32,450,000)
	Other Assets Less Liabilities – 2.2%				8,135,415
	FundPreferred Shares, at Liquidation Value – (17.6)% (3)				(64,875,000)
	Net Assets Applicable to Common Shares – 100%				$369,002,741

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 7.1% and 14.2%, respectively.

  (4)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $140,557,763 have been pledged as collateral for Borrowings.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

  SATURNS  Structured Asset Trust Unit Repackaging

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of INVESTMENTS

  June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 76.3% (60.8% of Total Investments)
	Capital Markets – 4.2%
91,900	Ameriprise Financial, Inc.	7.750%	A	$1,985,040
14,000	Deutsche Bank Capital Funding Trust I	7.350%	Aa3	269,360
1,176,035	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	21,145,109
349,851	Deutsche Bank Capital Funding Trust VIII	6.375%	Aa3	6,430,261
61,100	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	1,130,350
1,900	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	37,506
13,418	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	234,949
	Total Capital Markets			31,232,575
	Commercial Banks – 6.8%
134,660	ASBC Capital I	7.625%	A3	2,580,086
177,045	Banco Santander Finance, 144A	6.800%	Aa3	3,425,821
731,000	Banesto Holdings, Series A, 144A	10.500%	A1	16,150,568
225,500	CoBank ACB, 144A	7.000%	N/R	7,022,296
82,000	CoBank ACB	0.000%	A	3,926,857
3,200	KeyCorp Capital Trust X	8.000%	A3	59,616
202,101	National City Capital Trust II	6.625%	A2	3,823,751
289,600	PFCI Capital Corporation	7.750%	A3	5,049,900
410,910	Royal Bank of Scotland Group PLC, Series N	6.350%	Ba2	4,396,737
10,335	Royal Bank of Scotland Group PLC, Series P	6.250%	Ba2	109,861
173,217	Zions Capital Trust B	8.000%	Baa1	3,351,749
	Total Commercial Banks			49,897,242
	Diversified Financial Services – 4.6%
35,200	ING Groep N.V.	8.500%	A3	684,640
1,197,345	ING Groep N.V.	7.200%	A3	20,366,838
796,955	ING Groep N.V.	7.050%	BBB	13,141,788
	Total Diversified Financial Services			34,193,266
	Diversified Telecommunication Services – 0.2%
6,896	BellSouth Capital Funding (CORTS)	7.120%	A	156,022
43,200	BellSouth Corporation (CORTS)	7.000%	A	974,700
16,700	Verizon Communications (CORTS)	7.625%	A	416,331
	Total Diversified Telecommunication Services			1,547,053
	Electric Utilities – 6.0%
6,550	Entergy Louisiana LLC	7.600%	A-	165,388
1,157,400	Entergy Mississippi Inc.	7.250%	A-	28,934,999
61,300	Entergy Texas Inc.	7.875%	BBB+	1,544,147
25,442	FPL Group Capital Inc.	6.600%	A3	633,506
221,900	PPL Capital Funding, Inc.	6.850%	Baa2	5,394,389
319,475	PPL Energy Supply LLC	7.000%	BBB	8,028,407
	Total Electric Utilities			44,700,836
	Food Products – 0.5%
56,900	Dairy Farmers of America Inc., 144A	7.875%	BBB-	3,776,738

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 20.9%
2,171,810	Aegon N.V.	6.375%	Baa1	$31,339,217
963,483	Arch Capital Group Limited	8.000%	BBB-	21,158,087
720,946	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	16,149,190
648,807	Delphi Financial Group, Inc.	8.000%	BBB+	11,886,144
404,400	Delphi Financial Group, Inc.	7.376%	BBB-	6,130,704
269,500	EverestRe Capital Trust II	6.200%	Baa1	5,363,050
599,080	Financial Security Assurance Holdings	6.250%	A+	8,686,660
485,400	Markel Corporation	7.500%	BBB	11,620,476
620,541	PartnerRe Limited, Series C	6.750%	BBB+	12,683,858
107,600	PLC Capital Trust III	7.500%	BBB	1,973,384
443,898	PLC Capital Trust IV	7.250%	BBB	8,731,474
12,463	Protective Life Corporation	7.250%	BBB	235,426
209,042	Prudential Financial Inc.	9.000%	A-	4,929,210
322,905	Prudential PLC	6.750%	A-	5,909,162
273,900	RenaissanceRe Holdings Limited	6.600%	BBB+	5,338,311
139,500	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	2,861,145
	Total Insurance			154,995,498
	IT Services – 0.0%
3,300	Vertex Industries Inc. (PPLUS)	7.625%	A	80,718
	Media – 7.8%
26,363	CBS Corporation	7.250%	BBB-	478,488
732,750	CBS Corporation	6.750%	BBB-	12,522,698
1,084,356	Comcast Corporation	7.000%	BBB+	24,777,534
965,340	Viacom Inc.	6.850%	BBB	20,050,112
	Total Media			57,828,832
	Multi-Utilities – 4.5%
529,323	Dominion Resources Inc.	8.375%	BBB	13,444,804
773,382	Xcel Energy Inc.	7.600%	Baa2	19,589,766
	Total Multi-Utilities			33,034,570
	Oil, Gas & Consumable Fuels – 2.2%
803,273	Nexen Inc.	7.350%	BB+	16,475,129
	Pharmaceuticals – 0.0%
4,600	Bristol-Myers Squibb Company (CORTS)	6.250%	A+	106,720
3,200	Bristol-Myers Squibb Company Trust (CORTS)	6.800%	A+	79,744
	Total Pharmaceuticals			186,464
	Real Estate/Mortgage – 15.9%
43,367	Developers Diversified Realty Corporation	7.500%	Ba1	486,578
636,413	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	7,636,956
68,608	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	764,979
302,600	Duke Realty Corporation, Series L	6.600%	Baa2	4,039,710
3,001	Duke Realty Corpoation, Series O	8.375%	Baa3	52,698
2,831	First Industrial Realty Trust, Inc., Series J	7.250%	Baa3	32,387
1,022,865	HRPT Properties Trust, Series B	8.750%	Baa3	18,329,741
42,480	HRPT Properties Trust, Series C	7.125%	Baa3	639,749
73,300	Kimco Realty Corporation, Series F	6.650%	Baa2	1,308,405
735,530	Kimco Realty Corporation, Series G	7.750%	Baa2	15,188,695
89,050	Prologis Trust, Series G	6.750%	Baa3	1,460,420
41,400	Public Storage, Inc., Series E	6.750%	Baa1	829,656
17,530	Public Storage, Inc., Series H	6.950%	Baa1	363,222
67,600	Public Storage, Inc., Series Y	6.850%	Baa1	1,377,350
134,000	Realty Income Corporation	7.375%	Baa3	3,149,000
450,258	Realty Income Corporation, Series E	6.750%	Baa3	9,491,439

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
190,545	Regency Centers Corporation	7.450%		BBB	$3,765,169
221,836	Regency Centers Corporation	7.250%		BBB-	4,228,194
1,978,892	Wachovia Preferred Funding Corporation	7.250%		B2	35,738,786
398,268	Weingarten Realty Investors, Series F	6.500%		Baa3	6,224,929
149,245	Weingarten Realty Trust, Series E	6.950%		Baa1	2,486,422
	Total Real Estate/Mortgage				117,594,485
	Wireless Telecommunication Services – 2.7%
830,959	United States Cellular Corporation	8.750%		Baa2	19,810,064
	Total $25 Par (or similar) Preferred Securities (cost $725,370,873)				565,353,470
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 0.4% (0.3% of Total Investments)
	Commercial Banks – 0.4%
$4,400	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/27/49	A2	$3,145,551
$4,400	Total Corporate Bonds (cost $4,837,906)				3,145,551
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 42.7% (34.1% of Total Investments)
	Capital Markets – 1.2%
3,600	MUFG Capital Finance 2	4.850%	7/25/56	A2	$3,580,481
7,900	UBS Perferred Funding Trust I	8.622%	10/01/51	A1	5,627,028
	Total Capital Markets				9,207,509
	Commercial Banks – 25.5%
5,500	AB Svensk Exportkredit, 144A	6.375%	10/27/49	Aa3	3,888,170
19,655	Abbey National Capital Trust I	8.963%	6/30/50	A2	15,460,367
23,400	AgFirst Farm Credit Bank	8.393%	12/15/16	A	17,047,345
7,100	AgFirst Farm Credit Bank	7.300%	12/15/53	A	3,452,624
4,500	BanPonce Trust I, Series A	8.327%	2/01/27	Baa2	2,650,311
34,700	Barclays Bank PLC, 144A	8.550%	6/15/15	A2	23,596,000
3,000	BBVA International Unipersonal	5.919%	4/18/58	Aa3	1,772,400
6,250	Credit Agricole, S.A.	6.637%	5/30/49	Aa3	3,676,713
1,500	First Empire Capital Trust I	8.234%	2/01/27	A3	990,938
1,500	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	834,035
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	A	13,832,983
6,800	Fulton Capital Trust I	6.290%	2/01/36	A3	3,535,687
4,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	4,893,339
6,000	HT1 Funding, GmbH	6.352%	6/30/57	Ba2	3,264,739
25,000	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A2	11,000,400
6,000	KeyCorp Capital III	7.750%	7/15/29	A3	4,739,076
10,900	Lloyd's Banking Group PLC	0.000%	10/01/49	B3	3,929,515
8,000	North Fork Capital Trust II	8.000%	12/15/27	Baa1	5,819,128
10,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	7,523,330
1,000	Popular North American Capital Trust I	6.564%	9/15/34	Baa2	534,486
1,700	Rabobank Nederland	11.000%	12/31/49	AA-	1,896,042
8,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	4,816,792
12,000	Royal Bank of Scotland Group PLC	9.118%	3/31/49	BB-	9,781,512
17,200	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	BBB-	7,046,634
5,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	4,279,030
650	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	462,623
6,100	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A3	3,134,217
9,000	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	5,797,332

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
1,500	Union Bank of Norway	7.068%	11/19/49	A2	$1,725,505
– (3)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	Baa1	17,745,000
	Total Commercial Banks				189,126,273
	Diversified Financial Services – 2.0%
12,811	Countrywide Capital Trust III, Series B	8.050%	6/15/27	Baa3	10,582,398
1,775	JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	Aa3	1,414,707
3,000	JPMorgan Chase Capital Trust XVIII	6.950%	8/17/66	Aa3	2,535,306
	Total Diversified Financial Services				14,532,411
	Diversified Telecommunication Services – 3.3%
30	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	24,426,874
	Insurance – 8.8%
2,200	AXA S.A., 144A	6.463%	12/14/49	BBB+	1,388,121
3,000	AXA S.A., 144A	6.379%	6/14/57	BBB+	1,924,662
6,750	AXA-UAP	8.600%	12/15/30	A-	6,338,486
6,600	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A-	5,088,415
1,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	Baa2	700,980
3,500	MetLife Capital Trust IV	7.875%	12/15/37	Baa1	2,841,930
1,200	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	654,164
6,400	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	3,789,171
12,300	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	6,045,253
17,600	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	10,912,000
2,300	Progressive Corporation	6.700%	6/15/67	A2	1,624,000
6,600	Prudential Financial Inc.	8.875%	6/15/18	BBB+	5,485,861
2,850	Prudential PLC	6.500%	6/29/49	A-	1,831,125
28,900	XL Capital, Limited	6.500%	10/15/57	BBB-	14,178,485
3,800	ZFS Finance USA Trust V	6.500%	5/09/67	BBB+	2,812,000
	Total Insurance				65,614,653
	Real Estate – 1.4%
12,422	CBG Florida REIT Corporation	7.114%	11/15/49	CC	1,952,552
11	Sovereign Real Estate Investment Trust	12.000%	10/31/50	BBB+	8,112,500
	Total Real Estate				10,065,052
	Road & Rail – 0.5%
4,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	3,489,604
	Thrifts & Mortgage Finance – 0.0%
1,300	MM Community Funding Trust I Limited	9.480%	6/15/31	Ca	65,000
	Total Capital Preferred Securities (cost $503,358,278)				316,527,376
Shares	Description (1)				Value
	Investment Companies – 3.6% (2.8% of Total Investments)
838,654	Blackrock Preferred Income Strategies Fund				$6,558,274
1,025,979	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				10,762,520
728,065	John Hancock Preferred Income Fund III				9,078,971
	Total Investment Companies (cost $51,148,059)				26,399,765

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 2.5% (2.0% of Total Investments)
	U.S. Government and Agency Obligations – 1.0% (0.8% of Total Investments)
$7,000	U.S. Treasury Notes	1.500%	10/31/10	AAA	$7,079,849
7,000	Total U.S. Government and Agency Obligations				7,079,849
	Repurchase Agreements – 1.5% (1.2% of Total Investments)
11,272	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $11,271,812, collateralized by $11,535,000 U.S. Treasury Bills, 0.000%, due 4/01/10, value $11,500,395	0.000%	7/01/09	N/A	11,271,812
	Total Short-Term Investments (cost $18,286,013)				18,351,661
	Total Investments (cost $1,303,001,129) – 125.5%				929,777,823
	Borrowings – (9.6)% (4), (5)				(71,000,000)
	Other Assets Less Liabilities – 1.7%				11,936,834
	FundPreferred Shares, at Liquidation Value – (17.6)% (4)				(130,000,000)
	Net Assets Applicable to Common Shares – 100%				$740,714,657

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Principal Amount (000) rounds to less then $1,000.

  (4)  Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 7.6% and 14.0%, respectively.

  (5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $379,065,545 have been pledged as collateral for Borrowings.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of INVESTMENTS

  June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 77.6% (62.1% of Total Investments)
	Capital Markets – 1.2%
14,800	Ameriprise Financial, Inc.	7.750%	A	$368,520
30,772	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	608,055
1,300,000	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	675,940
	Total Capital Markets			1,652,515
	Commercial Banks – 9.2%
3,400	ASBC Capital I	7.625%	A3	84,728
113,800	Banco Santander Finance, 144A	6.800%	Aa3	1,876,562
100,900	Banco Santander Finance, 144A	4.000%	Aa3	1,135,125
22,580	Banesto Holdings, Series A, 144A	10.500%	A1	491,115
48,600	CoBank ACB, 144A	7.000%	N/R	1,227,150
12,000	CoBank ACB	0.000%	A	196,800
79,800	HSBC Finance Corporation	6.875%	A	1,247,274
8,000	Merrill Lynch Capital Trust I	6.450%	Baa3	130,000
5,500	Merrill Lynch Capital Trust II	6.450%	Baa3	88,110
25,000	Merrill Lynch Capital Trust III	7.375%	Baa3	455,000
58,700	National City Capital Trust II	6.625%	A2	1,003,183
192,900	Royal Bank of Scotland Group PLC, Series N	6.350%	Ba2	3,956,379
172,099	Zions Capital Trust B	8.000%	Baa1	1,345,814
	Total Commercial Banks			13,237,240
	Diversified Financial Services – 2.4%
60,700	BAC Capital Trust XII	6.875%	Baa3	1,311,120
53,800	Countrywide Capital IV Trust	6.750%	Baa3	885,010
67,144	ING Groep N.V.	7.050%	BBB	1,228,735
	Total Diversified Financial Services			3,424,865
	Diversified Telecommunication Services – 2.5%
58,109	AT&T Inc.	6.375%	A	1,481,198
31,100	BellSouth Capital Funding (CORTS)	7.120%	A	655,588
37,500	BellSouth Corporation (CORTS)	7.000%	A	675,000
41,900	Verizon Communications (CORTS)	7.625%	A	824,173
	Total Diversified Telecommunication Services			3,635,959
	Electric Utilities – 8.3%
74,943	Entergy Louisiana LLC	7.600%	A-	1,374,455
700,000	Entergy Mississippi Inc.	7.250%	A-	696,205
78,100	Entergy Texas Inc.	7.875%	BBB+	1,967,339
199,047	FPL Group Capital Inc.	6.600%	A3	4,976,175
48,011	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	723,046
2,785,000	PPL Energy Supply LLC	7.000%	BBB	2,208,761
	Total Electric Utilities			11,945,981
	Food Products – 0.2%
500,000	Dairy Farmers of America Inc., 144A	7.875%	BBB-	335,462

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 22.5%
600	Aegon N.V.	6.375%	Baa1	$13,575
215,941	Arch Capital Group Limited	8.000%	BBB-	2,265,221
53,300	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	1,193,920
500,000	Delphi Financial Group, Inc.	8.000%	BBB+	321,250
2,340,000	Delphi Financial Group, Inc.	7.376%	BBB-	2,018,147
108,767	EverestRe Capital Trust II	6.200%	Baa1	2,164,463
30,100	Financial Security Assurance Holdings	6.250%	A+	576,716
171,200	PartnerRe Limited, Series C	6.750%	BBB+	2,054,400
40,634	PLC Capital Trust III	7.500%	BBB	464,853
80,367	PLC Capital Trust IV	7.250%	BBB	1,451,428
8,500	PLC Capital Trust V	6.125%	BBB	139,400
51,521	Protective Life Corporation	7.250%	BBB	551,275
388,759	Prudential PLC	6.750%	A-	6,989,883
358,538	RenaissanceRe Holdings Limited	6.600%	BBB+	5,173,702
8,485,000	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	6,865,917
	Total Insurance			32,244,150
	Media – 4.5%
2,000,000	CBS Corporation	6.750%	BBB-	1,336,368
70	Viacom Inc.	6.850%	BBB	5,175,624
	Total Media			6,511,992
	Multi-Utilities – 4.2%
105,500	Dominion Resources Inc.	8.375%	BBB	2,679,700
131,200	Xcel Energy Inc.	7.600%	Baa2	3,323,296
	Total Multi-Utilities			6,002,996
	Oil, Gas & Consumable Fuels – 1.0%
2,000,000	Nexen Inc.	7.350%	BB+	1,412,174
	Pharmaceuticals – 0.2%
8,600	Bristol-Myers Squibb Company (CORTS)	6.250%	A+	199,520
11,507	Bristol-Myers Squibb Company Trust (CORTS)	6.800%	A+	97,579
	Total Pharmaceuticals			297,099
	Real Estate/Mortgage – 19.6%
1,000,000	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	811,980
500,000	First Industrial Realty Trust, Inc., Series J	7.250%	Baa3	267,243
73,466	HRPT Properties Trust, Series B	8.750%	Baa3	1,506,788
2,000,000	HRPT Properties Trust, Series C	7.125%	Baa3	1,480,000
152,790	Kimco Realty Corporation, Series G	7.750%	Baa2	3,642,514
190,583	Prologis Trust, Series G	6.750%	Baa3	4,185,203
173,800	Public Storage, Inc.	6.750%	Baa1	3,552,472
2,300,000	Public Storage, Inc., Series H	6.950%	Baa1	1,451,217
26,299	Public Storage, Inc., Series X	6.450%	BBB	509,938
44,500	Public Storage, Inc., Series Y	6.850%	Baa1	1,385,775
1,000,000	Realty Income Corporation	6.750%	Baa3	544,123
90,400	Regency Centers Corporation	7.450%	BBB	1,370,464
139,100	Regency Centers Corporation	7.250%	BBB-	2,548,312
2,400,000	United Dominion Realty Trust	6.750%	Baa3	1,179,563
3,000,000	Wachovia Preferred Funding Corporation	7.250%	B2	1,471,816
2,500,000	Weingarten Realty Investors, Series F	6.500%	Baa3	1,024,221
2,460,000	Weingarten Realty Trust, Series E	6.950%	Baa1	1,263,964
	Total Real Estate/Mortgage			28,195,593

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Wireless Telecommunication Services – 1.8%
4,250,000	United States Cellular Corporation	8.750%		Baa2	$2,500,165
	Total $25 Par (or similar) Preferred Securities (cost $151,078,238)				111,396,191
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 40.6% (32.5% of Total Investments)
	Capital Markets – 0.8%
2,500	MUFG Capital Finance 2	4.850%	7/25/56	A2	$1,100,040
	Commercial Banks – 20.1%
500	AgFirst Farm Credit Bank	7.300%	12/15/53	A	505,665
3,100	Barclays Bank PLC, 144A	8.550%	6/15/15	A2	2,108,000
32	Barclays Bank PLC	7.434%	12/15/57	A2	799,134
5	BBVA International Unipersonal	5.919%	4/18/58	Aa3	103,788
600	Credit Agricole, S.A.	6.637%	5/30/49	Aa3	355,235
33	First Empire Capital Trust I	8.234%	2/01/27	A3	635,938
1,500	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	1,246,787
400	First Union Capital Trust II, Series A	7.950%	11/15/29	A	218,055
77	Fulton Capital Trust I	6.290%	2/01/36	A3	1,574,988
2,514	HT1 Funding, GmbH	6.352%	6/30/57	Ba2	395,163
117	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A2	2,511,229
1,850	Lloyd's Banking Group PLC	0.000%	10/01/49	B3	1,426,298
2,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	1,401,960
100	Popular North American Capital Trust I	6.564%	9/15/34	Baa2	1,897,260
300	Rabobank Nederland	11.000%	12/31/49	AA-	334,596
247	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	BBB-	5,138,789
140	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	2,511,112
197	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A3	3,724,409
157	Union Planters Preferred Fund, 144A	7.750%	7/15/53	Baa1	1,962,766
	Total Commercial Banks				28,851,172
	Diversified Financial Services – 2.0%
2,000	JPMorgan Chase Capital Trust XX Ser T	6.550%	9/29/36	Aa3	1,594,036
70	JPM Chase Capital XXV	6.800%	10/01/37	A1	1,330,560
	Total Diversified Financial Services				2,924,596
	Diversified Telecommunication Services – 0.2%
12	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	213,622
	Industrial Conglomerates – 1.1%
2,000	General Electric Capital Corporation	0.000%	11/15/67	Aa3	1,504,666
	Insurance – 14.2%
2	AXA S.A., 144A	6.463%	12/14/49	BBB+	31,184
14	AXA S.A., 144A	6.379%	6/14/57	BBB+	290,080
700	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A-	413,560
11	Hartford Financial Services Group Inc.	8.125%	6/15/18	Baa2	730,125
83	MetLife Capital Trust IV	7.875%	12/15/37	Baa1	1,602,199
1,000	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	660,625
74	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa2	1,344,315
110	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	2,203,362
1,900	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	923,942
1,600	Progressive Corporation	6.700%	6/15/67	A2	992,000
173	Prudential Financial Inc.	8.875%	6/15/18	BBB+	3,566,997
500	Prudential PLC	6.500%	6/29/49	A-	180,252
143	XL Capital, Limited	6.500%	10/15/57	BBB-	2,071,687
246	ZFS Finance USA Trust V	6.500%	5/09/67	BBB+	5,437,282
	Total Insurance				20,447,610

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Real Estate – 2.2%
5,000	CBG Florida REIT Corporation	7.114%	11/15/49	CC	$3,207,770
	Road & Rail – 0.0%
2	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	36,652
	Total Capital Preferred Securities (cost $78,387,024)				58,286,128
Shares	Description (1)				Value
	Investment Companies – 1.8% (1.4% of Total Investments)
26,600	Blackrock Preferred Income Strategies Fund				$663,138
16,000	Blackrock Preferred Opportunity Trust				766,216
500,000	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				278,012
1,200,000	John Hancock Preferred Income Fund III				854,072
	Total Investment Companies (cost $3,242,800)				2,561,438
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 5.0% (4.0% of Total Investments)
	U.S. Government and Agency Obligations – 3.7% (2.9% of Total Investments)
$5	U.S. Treasury Notes	3.625%	10/31/09	AAA	$4,247,450
1,000	U.S. Treasury Notes	3.125%	11/30/09	AAA	1,011,915
1,005	Total U.S. Government and Agency Obligations				5,259,365
	Repurchase Agreements – 1.3% (1.1% of Total Investments)
1,904	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $1,904,378, collateralized by $1,850,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $1,946,385	0.000%	7/01/09	N/A	1,904,378
	Total Short-Term Investments (cost $8,482,526)				7,163,743
	Total Investments (cost $241,190,588) – 125%				179,407,500
	Borrowings – (12.6)% (3), (4)				(18,100,000)
	Other Assets Less Liabilities – 0.2%				375,644
	FundPreferred Shares, at Liquidation Value – (12.6)% (3)				(18,100,000)
	Net Assets Applicable to Common Shares – 100%				$143,583,144

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 10.1% and 10.1%, respectively.

  (4)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $61,848,425 have been pledged as collateral for Borrowings.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2009 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $637,057,306, $1,303,001,129 and $241,190,588, respectively)	$458,192,326	$929,777,823	$179,407,500
Cash	346,941	1,077,426	285,294
Receivables:
Dividends	946,806	1,250,243	347,179
Interest	4,432,598	7,179,099	1,016,079
Investments sold	6,667,450	11,242,722	198,200
Other assets	302,281	566,547	115,277
Total assets	470,888,402	951,093,860	181,369,529
Liabilities
Borrowings	32,450,000	71,000,000	18,100,000
Cash overdraft denominated in foreign currencies (cost $0, $0 and $14,043, respectively)	—	—	14,043
Payables:
Common share dividends	3,253,071	7,123,292	1,247,788
FundPreferred share dividends	2,316	5,149	476
Investments purchased	377,343	496,301	—
Accrued expenses:
Fees on borrowings	308,220	589,042	102,740
Interest on borrowings	9,374	18,661	3,743
Management fees	274,383	548,802	106,495
Other	335,954	597,956	111,100
Total liabilities	37,010,661	80,379,203	19,686,385
FundPreferred shares, at liquidation value	64,875,000	130,000,000	18,100,000
Net assets applicable to Common shares	$369,002,741	$740,714,657	$143,583,144
Common shares outstanding	64,618,130	120,183,615	23,709,613
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$5.71	$6.16	$6.06
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$646,181	$1,201,836	$237,096
Paid-in surplus	897,588,935	1,688,314,773	329,214,840
Undistributed (Over-distribution of) net investment income	(1,678,581)	(6,683,617)	(1,462,335)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(348,696,934)	(568,904,722)	(122,624,375)
Net unrealized appreciation (depreciation) of investments and foreign currency	(178,856,860)	(373,213,613)	(61,782,082)
Net assets applicable to Common shares	$369,002,741	$740,714,657	$143,583,144
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2009 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends (net of foreign tax withheld of $2,503, $0 and $0, respectively)	$12,850,279	$27,898,268	$5,637,230
Interest	10,349,734	18,438,948	2,626,065
Total investment income	23,200,013	46,337,216	8,263,295
Expenses
Management fees	1,828,018	3,556,560	677,856
FundPreferred shares – auction fees	71,587	142,264	20,228
FundPreferred shares – dividend disbursing agent fees	14,133	19,092	6,695
Shareholders' servicing agent fees and expenses	3,654	4,564	746
Interest expense on borrowings and amortization of borrowing costs	1,116,397	2,181,732	423,344
Fees on borrowings	94,007	179,658	31,336
Custodian's fees and expenses	29,612	54,893	13,995
Trustees' fees and expenses	8,947	17,388	3,454
Professional fees	40,686	57,950	19,646
Shareholders' reports – printing and mailing expenses	59,056	93,909	20,222
Stock exchange listing fees	10,999	20,510	4,579
Investor relations expense	54,403	97,782	19,486
Other expenses	24,913	39,285	17,182
Total expenses before custodian fee credit and expense reimbursement	3,356,412	6,465,587	1,258,769
Custodian fee credit	(11)	(12)	(5)
Expense reimbursement	(325,080)	(639,334)	(119,458)
Net expenses	3,031,321	5,826,241	1,139,306
Net investment income	20,168,692	40,510,975	7,123,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(105,331,324)	(191,010,453)	(29,430,227)
Interest rate swaps	(2,823,614)	(5,931,494)	(1,522,105)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	137,674,797	288,915,996	52,336,731
Interest rate swaps	2,348,600	4,813,203	1,294,639
Net realized and unrealized gain (loss)	31,868,459	96,787,252	22,679,038
Distributions to FundPreferred Shareholders
From and in excess of net investment income	(109,971)	(217,146)	(30,593)
Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(109,971)	(217,146)	(30,593)
Net increase (decrease) in net assets applicable to Common shares from operations	$51,927,180	$137,081,081	$29,772,434

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
Operations
Net investment income	$20,168,692	$71,045,039	$40,510,975	$141,902,537
Net realized gain (loss) from:
Investments and foreign currency	(105,331,324)	(204,912,153)	(191,010,453)	(347,980,366)
Futures contracts	—	117,534	—	227,966
Interest rate swaps	(2,823,614)	(1,561,031)	(5,931,494)	(1,578,846)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	137,674,797	(167,194,675)	288,915,996	(386,808,502)
Interest rate swaps	2,348,600	(1,361,524)	4,813,203	(4,394,546)
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(109,971)	—	(217,146)	—
From net investment income	—	(12,141,296)	—	(21,928,974)
Net increase (decrease) in net assets applicable to Common shares from operations	51,927,180	(316,008,106)	137,081,081	(620,560,731)
Distributions to Common Shareholders
From and in excess of net investment income	(22,415,893)	—	(47,055,224)	—
From net investment income	—	(58,051,096)	—	(116,625,002)
Tax return of capital	—	(736,940)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(22,415,893)	(58,788,036)	(47,055,224)	(116,625,002)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	221,210	121,817	1,311,676	437,428
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	221,210	121,817	1,311,676	437,428
Net increase (decrease) in net assets applicable to Common shares	29,732,497	(374,674,325)	91,337,533	(736,748,305)
Net assets applicable to Common shares at the beginning of period	339,270,244	713,944,569	649,377,124	1,386,125,429
Net assets applicable to Common shares at the end of period	$369,002,741	$339,270,244	$740,714,657	$649,377,124
Undistributed (Over-distribution of) net investment income at the end of period	$(1,678,581)	$678,591	$(6,683,617)	$77,778

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited) (continued)

	Quality Preferred Income 3 (JHP)
	Six Months Ended 6/30/09	Year Ended 12/31/08
Operations
Net investment income	$7,123,989	$25,615,406
Net realized gain (loss) from:
Investments and foreign currency	(29,430,227)	(81,640,253)
Futures contracts	—	47,713
Interest rate swaps	(1,522,105)	(171,246)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	52,336,731	(55,396,810)
Interest rate swaps	1,294,639	(1,440,594)
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(30,593)	—
From net investment income	—	(4,597,417)
Net increase (decrease) in net assets applicable to Common shares from operations	29,772,434	(117,583,201)
Distributions to Common Shareholders
From and in excess of net investment income	(8,131,947)	—
From net investment income	—	(21,114,010)
Tax return of capital	—	(566,707)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,131,947)	(21,680,717)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	72,470	52,816
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	72,470	52,816
Net increase (decrease) in net assets applicable to Common shares	21,712,957	(139,211,102)
Net assets applicable to Common shares at the beginning of period	121,870,187	261,081,289
Net assets applicable to Common shares at the end of period	$143,583,144	$121,870,187
Undistributed (Over-distribution of) net investment income at the end of period	$(1,462,335)	$(423,784)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2009 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$51,927,180	$137,081,081	$29,772,434
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(14,989,576)	(39,214,942)	(17,472,374)
Proceeds from sales and maturities of investments	77,555,993	150,466,875	32,084,674
Proceeds from (Purchases of) short-term investments, net	361,736	(4,391,759)	1,786,383
Proceeds from (Payments for) closed interest rate swaps	(2,823,614)	(5,931,494)	(1,522,105)
Amortization (Accretion) of premiums and discounts, net	156,223	358,365	20,217
(Increase) Decrease in receivable for dividends	194,828	463,554	39,562
(Increase) Decrease in receivable for interest	(800,715)	414,515	(1,538)
(Increase) Decrease in receivable for investments sold	(6,431,698)	(8,915,258)	(102,622)
(Increase) Decrease in other assets	(191,042)	(376,002)	(80,979)
Increase (Decrease) in payable for FundPreferred share dividends	448	3,821	(462)
Increase (Decrease) in payable for investments purchased	377,343	496,301	—
Increase (Decrease) in accrued fees on borrowings	94,007	179,658	31,335
Increase (Decrease) in accrued interest on borrowings	(69,905)	(134,594)	(24,584)
Increase (Decrease) in accrued management fees	(70,710)	(79,934)	1,128
Increase (Decrease) in accrued other liabilities	(142,132)	(267,735)	(68,375)
Net realized (gain) loss from investments and foreign currency	105,331,324	191,010,453	29,430,227
Net realized (gain) loss from interest rate swaps	2,823,614	5,931,494	1,522,105
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(137,674,797)	(288,915,996)	(52,336,731)
Change in net unrealized (appreciation) depreciation of interest rate swaps	(2,348,600)	(4,813,203)	(1,294,639)
Net cash provided by (used in) operating activities	73,279,907	133,365,200	21,783,656
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	(54,050,000)	(94,200,000)	(14,900,000)
Increase (Decrease) in cash overdraft balance denominated in foreign currencies	—	—	14,043
Increase (Decrease) in payable for FundPreferred shares noticed for redemption, at liquidation value	(71,475,000)	(109,250,000)	(38,900,000)
Increase (Decrease) in FundPreferred shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(18,941,612)	(38,620,256)	(6,811,689)
Net cash provided by (used in) financing activities	(144,466,612)	(242,070,256)	(60,597,646)
Net Increase (Decrease) in Cash and Cash Equivalents	(71,186,705)	(108,705,056)	(38,813,990)
Cash and cash equivalents at the beginning of period	71,533,646	109,782,482	39,099,284
Cash at the End of Period	$346,941	$1,077,426	$285,294

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) was $991,270, $1,938,840 and $378,724 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $221,210, $1,311,676, and $72,470 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities, including convertible debt securities, and convertible preferred securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. The prices of fixed-income securities and interest rate swap contracts are provided by an independent pricing service approved by the Funds' Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The actual character of distributions made by the Fund during the fiscal year December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2009, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2009, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of June 30, 2009, the number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Number of shares:
Series M	519	780	362
Series T	519	780	—
Series T2	—	650	—
Series W	519	780	—
Series TH	519	780	362
Series TH2	—	650	—
Series F	519	780	—
Total	2,595	5,200	724

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

As of June 30, 2009, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have redeemed $375,125,000, $670,000,000 and $147,900,000 of their outstanding FundPreferred shares at liquidation value, respectively.

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in "Net realized gain (loss) from investments and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation Margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. The Funds did not invest in futures contracts during the six months ended June 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap contracts in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of unrealized appreciation or depreciation on interest rate swaps with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

The average notional balance on interest rate swap contracts outstanding during the six months ended June 30, 2009, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Interest rate swap contract average notional balance	$73,333,333	$133,333,333	$28,000,000

Nuveen Investments

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Funds' investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2009:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$239,620,115	$191,264,230	$—	$430,884,345
Corporate Bonds	—	6,148,123	—	6,148,123
Investment Companies	11,216,410	—	—	11,216,410
Short-Term Investments	9,943,448	—	—	9,943,448
Total	$260,779,973	$197,412,353	$—	$458,192,326

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$535,031,541	$346,849,305	$—	$881,880,846
Corporate Bonds	—	3,145,551	—	3,145,551
Investment Companies	26,399,765	—	—	26,399,765
Short-Term Investments	18,351,661	—	—	18,351,661
Total	$579,782,967	$349,994,856	$—	$929,777,823
Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$106,429,302	$63,253,017	$—	$169,682,319
Investment Companies	2,561,438	—	—	2,561,438
Short-Term Investments	7,163,743	—	—	7,163,743
Total	$116,154,483	$63,253,017	$—	$179,407,500

*  Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." The standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to each Fund's Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The Funds had no derivative contracts outstanding at June 30, 2009.

Net Realized Gain (Loss) from Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(2,823,614)	$(5,931,494)	$(1,522,105)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$2,348,600	$4,813,203	$1,294,639

Nuveen Investments

4. Fund Shares

Common Shares

On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, the Funds have not repurchase any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08	Six Months Ended 6/30/09	Year Ended 12/31/08
Common shares issued to shareholders due to reinvestment of distributions	50,480	10,002	271,235	66,681	14,452	4,252

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Quality Preferred Income (JTP)				Quality Preferred Income 2 (JPS)
	Six Months Ended 6/30/09		Year Ended 12/31/2008		Six Months Ended 6/30/09		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	—	$—	3,001	$75,025,000	—	$—	4,020	$100,500,000
Series T	—	—	3,001	75,025,000	—	—	4,020	100,500,000
Series T2	—	—	—	—	—	—	3,350	83,750,000
Series W	—	—	3,001	75,025,000	—	—	4,020	100,500,000
Series TH	—	—	3,001	75,025,000	—	—	4,020	100,500,000
Series TH2	—	—	—	—	—	—	3,350	83,750,000
Series F	—	—	3,001	75,025,000	—	—	4,020	100,500,000
Total	—	$—	15,005	$375,125,000	—	$—	26,800	$670,000,000

	Quality Preferred Income 3 (JHP)
	Six Months Ended 6/30/09		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	—	$—	2,958	$73,950,000
Series TH	—	—	2,958	73,950,000
Total	—	$—	5,916	$147,900,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2009, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$14,989,576	$39,214,942	$17,472,374
Sales and maturities	77,555,993	150,466,875	32,084,674

6. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2009, the cost of investments was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$636,854,829	$1,298,570,638	$240,438,445

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Gross unrealized:
Appreciation	$1,524,258	$2,494,610	$2,014,247
Depreciation	(180,186,761)	(371,287,425)	(63,045,192)
Net unrealized appreciation (depreciation) of investments	$(178,662,503)	$(368,792,815)	$(61,030,945)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds' last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income *	$—	$4,383,008	$—
Undistributed net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared July 1, 2008 and paid August 1, 2008.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$81,814,496	$157,748,595	$30,899,873
Distributions from net long-term capital gains	—	—	—
Tax return of capital	736,940	—	566,707

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2008, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31, 2011	$16,197,046	$—	$—
July 31, 2015	1,000,781	—	1,054,637
July 31, 2016	14,951,415	19,410,408	8,151,820
Total	$32,149,242	$19,410,408	$9,206,457

Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Post-October capital losses	$31,450,620	$37,015,747	$23,098,200

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily managed net assets of each Fund as follows:

Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

Nuveen Investments

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending December 31,			Year Ending December 31,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

8. Borrowing Arrangements

Management determined that leveraging the Funds with debt as a replacement for preferred shares continued to benefit the Funds' shareholders.

Quality Preferred Income (JTP) has entered into a $155 million committed facility agreement with BNP Paribas Prime Brokerage, Inc. ("BNP"). As of June 30, 2009, the Fund's outstanding balance on this facility was $32,450,000. For six months ended June 30, 2009, the average daily balance outstanding and average interest rate on these borrowings were $52,543,646 and 1.99%, respectively. Interest is charged at 3 Month LIBOR plus .95% on the amount borrowed and .85% on the undrawn balance. In addition to interest, the Fund also paid a .15% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of May 30, 2009.

Quality Preferred Income 2 (JPS) has entered into a $230 million committed facility agreement with BNP. As of June 30, 2009, the outstanding balance of this facility was $71,000,000. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on this borrowing arrangement were $105,935,359 and 1.99%, respectively. Interest is charged at 3 Month LIBOR plus .95% on the amount borrowed and .85% on the undrawn balance. In addition to interest, the Fund also paid a .15% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of May 30, 2009.

Quality Preferred Income 3 (JHP) has entered into a $55 million committed facility agreement with BNP. As of June 30, 2009, the outstanding balance of this facility was $18,100,000. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on this borrowing arrangement were $23,616,022 and 1.99%, respectively. Interest is charged at 3 Month LIBOR plus .95% on the amount borrowed and .85% on the undrawn balance. In addition to interest, the Fund also paid a .15% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of May 30, 2009.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds' Portfolios of Investments.

Interest expense incurred on each Fund's drawn and undrawn balances and the one time arrangement fees are recognized as "Interest expense on borrowings and amortization of borrowing costs" on the Statement of Operations.

9. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share distributions which were paid on August 3, 2009, to shareholders of record on July 15, 2009, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions per share	$.0520	$.0620	$.0540

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165, "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations						Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders†		Distributions from Capital Gains to FundPreferred Share- holders†	Total	Net Investment Income to Common Share- holders		Capital Gains to Common Share- holders	Tax Return of Capital to Common Share- holders	Total
Quality Preferred Income (JTP)
Year ended 12/31:
2009	(e)	$5.25	$.31	$.50	$—	****	$—	$0.81	$(.35	)*****	$—	$—	$(.35)
2008		11.06	1.10	(5.81)	(.19)		—	(4.90)	(.90)		—	(.01)	(.91)
2007		14.10	1.29	(2.96)	(.35)		—	(2.02)	(.93)		—	(.09)	(1.02)
2006		14.20	1.28	.02	(.32)		—	.98	(1.08)		—	—	(1.08)
2005		14.92	1.30	(.68)	(.21)		—	.41	(1.13)		—	—	(1.13)
2004	(b)	14.40	.60	.47	(.05)		—	1.02	(.50)		—	—	(.50)
Year Ended 7/31:
2004	(c)	14.10	1.37	.26	(.08)		—	1.55	(1.25)		—	—	(1.25)
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2009	(e)	5.42	.34	.79	—	****	—	1.13	(.39	)*****	—	—	(.39)
2008		11.57	1.18	(6.18)	(.18)		—	(5.18)	(.97)		—	—	(.97)
2007		14.66	1.34	(2.96)	(.34)		(.01)	(1.97)	(1.04)		(.04)	(.04)	(1.12)
2006		14.77	1.33	(.01)	(.31)		—	1.01	(1.12)		—	—	(1.12)
2005		15.66	1.34	(.69)	(.18)		(.02)	.45	(1.16)		(.18)	—	(1.34)
2004	(b)	15.32	.60	.50	(.04)		(.01)	1.05	(.53)		(.18)	—	(.71)
Year Ended 7/31:
2004	(c)	14.97	1.42	.37	(.08)		—	1.71	(1.32)		(.04)	—	(1.36)
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2009	(e)	5.14	.30	.96	—	****	—	1.26	(.34	)*****	—	—	(.34)
2008		11.02	1.08	(5.85)	(.19)		—	(4.96)	(.90)		—	(.02)	(.92)
2007		14.22	1.31	(3.09)	(.37)		—	(2.15)	(.95)		—	(.10)	(1.05)
2006		14.29	1.31	.05	(.33)		—	1.03	(1.09)		—	(.01)	(1.10)
2005		15.15	1.32	(.70)	(.21)		(.01)	.40	(1.17)		(.09)	—	(1.26)
2004	(b)	14.71	.60	.46	(.05)		—	1.01	(.51)		(.06)	—	(.57)
Year Ended 7/31:
2004	(c)	14.38	1.38	.40	(.08)		(.01)	1.69	(1.24)		(.12)	—	(1.36)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  For the period August 1, 2004, through December 31, 2004.

(c)  The Funds changed their method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the fiscal year ended July 31, 2004, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Increase of Net Investment Income per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss)	$.14	$.11	$.11
Decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares	.94%	.71%	.73%

(d)  Borrowings Interest Expense includes amortization of borrowing costs.

(e)  For the six months ended June 30, 2009.

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Credit/Reimbursement				Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement**
		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value*	Based on Common Share Net Asset Value*	Ending Net Assets Applicable to Common Shares (000)	Expenses††		Net Investment Income††		Expenses††		Net Investment Income††		Portfolio Turnover Rate
Quality Preferred Income (JTP)
Year ended 12/31:
2009	(e)	$5.71	$5.52	22.76%	17.27%	$369,003	2.25	%***	13.30	%***	2.03	%***	13.52	%***	4%
2008		5.25	4.86	(47.05)	(46.97)	339,270	2.01		11.65		1.67		11.99		24
2007		11.06	10.33	(24.60)	(15.32)	713,945	1.54		9.43		1.11		9.86		32
2006		14.10	14.84	29.51	7.26	909,608	1.50		8.70		1.02		9.18		34
2005		14.20	12.40	(3.69)	2.89	915,598	1.49		8.47		1.02		8.94		19
2004	(b)	14.92	14.00	3.79	7.10	961,583	1.49	***	9.15	***	1.02	***	9.62	***	8
Year Ended 7/31:
2004	(c)	14.40	13.96	4.20	11.17	927,892	1.51		8.87		1.04		9.33		18
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2009	(e)	6.16	6.24	34.35	23.68	740,715	2.22	***	13.67	***	2.00	***	13.89	***	5
2008		5.42	5.04	(47.49)	(47.58)	649,377	1.96		12.02		1.59		12.39		18
2007		11.57	10.81	(22.24)	(14.32)	1,386,125	1.45		9.35		1.00		9.80		31
2006		14.66	15.12	27.75	7.09	1,753,392	1.42		8.72		.95		9.19		34
2005		14.77	12.80	(2.06)	3.01	1,765,543	1.40		8.32		.94		8.78		17
2004	(b)	15.66	14.40	3.34	6.94	1,872,283	1.40	***	8.69	***	.94	***	9.14	***	6
Year Ended 7/31:
2004	(c)	15.32	14.61	8.98	11.60	1,830,878	1.41		8.64		.95		9.10		19
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2009	(e)	6.06	5.95	26.29	26.76	143,583	2.23	***	12.41	***	2.02	***	12.63	***	11
2008		5.14	5.08	(45.66)	(48.00)	121,870	2.00		11.51		1.60		11.91		30
2007		11.02	10.51	(23.61)	(16.01)	261,081	1.60		9.38		1.10		9.87		35
2006		14.22	14.92	25.00	7.49	336,540	1.56		8.81		1.08		9.29		39
2005		14.29	12.92	(2.16)	2.88	337,858	1.54		8.48		1.07		8.96		16
2004	(b)	15.15	14.44	4.64	6.81	358,197	1.54	***	9.03	***	1.07	***	9.50	***	7
Year Ended 7/31:
2004	(c)	14.71	14.34	9.36	11.93	347,900	1.55		8.75		1.08		9.22		17

*  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**  After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

****  Rounds to less than $.01 per share and represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2009.

*****  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2009.

†  The amounts shown are based on Common share equivalents.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited) (continued)

††  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and borrowings, where applicable.

  • Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(d)			Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(d)			Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(d)
Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
Year Ended 12/31:			Year Ended 12/31:			Year Ended 12/31:
2009(e)	.75	%***	2009(e)	.75	%***	2009(e)	.75	%***
2008	.26		2008	.30		2008	.20
2007	—		2007	—		2007	—
2006	—		2006	—		2006	—
2005	—		2005	—		2005	—
2004(b)	—		2004(b)	—		2004(b)	—
Year Ended 7/31:			Year Ended 7/31:			Year Ended 7/31:
2004	—		2004	—		2004	—

		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 12/31:
2009	(e)	$64,875	$25,000	$167,198	$32,450	$14,371
2008		64,875	25,000	155,740	86,500	5,672
2007		440,000	25,000	65,565	—	—
2006		440,000	25,000	76,682	—	—
2005		440,000	25,000	77,023	—	—
2004	(b)	440,000	25,000	79,635	—	—
Year Ended 7/31:
2004		440,000	25,000	77,721	—	—
Quality Preferred Income 2 (JPS)
Year Ended 12/31:
2009	(e)	130,000	25,000	167,445	71,000	13,254
2008		130,000	25,000	149,880	165,200	5,718
2007		800,000	25,000	68,316	—	—
2006		800,000	25,000	79,794	—	—
2005		800,000	25,000	80,173	—	—
2004	(b)	800,000	25,000	83,509	—	—
Year Ended 7/31:
2004		800,000	25,000	82,215	—	—
Quality Preferred Income 3 (JHP)
Year Ended 12/31:
2009	(e)	18,100	25,000	223,319	18,100	9,933
2008		18,100	25,000	193,329	33,000	5,242
2007		166,000	25,000	64,319	—	—
2006		166,000	25,000	75,684	—	—
2005		166,000	25,000	75,882	—	—
2004	(b)	166,000	25,000	78,945	—	—
Year Ended 7/31:
2004		166,000	25,000	77,395	—	—

See accompanying notes to financial statements.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. (the "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an "Investment Management Agreement") and sub-advisory agreements (each a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a "Fund Adviser"), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet

Nuveen Investments

leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in September 2008. The Independent Board

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data

Nuveen Investments

provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as

Nuveen Investments

well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

The Board noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. The Sub-Adviser, however, serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2009: Quality Preferred Income, Quality Preferred Income 2 and Quality Preferred Income 3 hereby designate $3,068,369, $6,354,795 and $1,267,952, respectively, (or the maximum amount eligible) as distributions qualifying for the 70% dividends received deduction for corporations and $10,415,360, $21,570,897 and $4,303,973, respectively, (or the maximum amount eligible) as qualified dividend income distributions for individuals under Internal Revenue Code Section 1(h)(11). The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Quality Preferred Income, Quality Preferred Income 2 and Qualified Preferred 3 hereby designate 71.25%,70.25% and 67.16% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2009.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
JTP	–	–

JPS	–	–

JHP	–	–

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•  Share prices

•  Fund details

•  Daily financial news

•  Investor education

•  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-E-0609D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2009

* Print the name and title of each signing officer under his or her signature.